PROSPECTUS MAY 1, 2006

AXA PREMIER VIP TRUST

AXA Premier VIP Core Bond Portfolio

AXA Premier VIP Health Care Portfolio

AXA Premier VIP High Yield Portfolio

AXA Premier VIP Mid Cap Value Portfolio

AXA Premier VIP Technology Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of sixteen (16) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class A shares of five (5) of the Trust’s portfolios. Each portfolio is a diversified portfolio, except AXA Premier VIP Health Care Portfolio and AXA Premier VIP Technology Portfolio, which are non-diversified portfolios sometimes referred to as “sector portfolios.” Information on each portfolio, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. In addition, a Glossary of Terms can also be found at the back of this prospectus. The investment objective of a portfolio is not a fundamental policy and may be changed without a shareholder vote. Each portfolio has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in the type of investment suggested by its name as more specifically set forth in the portfolio descriptions. These policies may not be changed without providing sixty (60) days’ written notice to shareholders of the relevant portfolio.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. In addition, certain of these portfolios may be available only as underlying investment portfolios of the AXA Allocation Portfolios and may not be available directly as an investment option under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to each portfolio is AXA Equitable (the “Manager”). The day-to-day management of each portfolio is provided by one or more investment sub-advisers. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a portfolio’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Adviser”), such as AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser is approved by the affected portfolio’s shareholders.

The co-distributors for each portfolio are AXA Advisors, LLC and AXA Distributors, LLC.

An investment in a portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

AXA PREMIER VIP CORE BOND PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	BlackRock Advisors, Inc. Pacific Investment Management Company LLC

Key Term

•	Investment Grade Bonds — Bonds rated Baa or higher by Moody’s or BBB or higher by S&P.

Investment Goal

To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The portfolio focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities.

The portfolio may also invest, to a limited extent, in securities rated below investment grade (i.e., Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Service (“S&P”)) or, if unrated, determined by the sub-adviser to be of comparable quality (“junk bonds”). The portfolio may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers, including issuers located in emerging markets. The portfolio normally will seek to hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The portfolio’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. Securities are purchased for the portfolio when the sub-advisers determine that they have the potential for above-average total return.

The portfolio may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index (currently approximately 4.58 years). Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also enter into interest rate transactions as a hedging technique. In these transactions, the portfolio exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Investment Grade Securities Risk — Debt securities generally are rated by national bond rating agencies. Securities rated BBB and higher by S&P and Baa or higher by Moody’s (or, if unrated, determined by the sub-adviser to be of comparable quality) are considered investment grade securities, but securities rated BBB or Baa (or, if unrated, determined by the sub-adviser to be of comparable quality) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•	Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
3.42% (2002 3rd Quarter)	–2.20% (2004 2nd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Core Bond Portfolio — Class A	2.00%	4.63%
Lehman Brothers Aggregate Bond Index*	2.43%	5.24%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP HEALTH CARE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	A I M Capital Management, Inc. RCM Capital Management LLC Wellington Management Company, LLP

Key Term

•	Sector Portfolio — A portfolio that invests in only a subset of the overall equity market, in this case the Health Care Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed “health sciences”). While the portfolio can invest in securities of U.S. and foreign companies of any size, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

The health sciences sector consists of four main areas:

pharmaceutical, health care services companies, product and device providers and biotechnology firms. The portfolio’s allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities through fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets.

•	Health Care Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the health care sector, such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the portfolio’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the portfolio’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Sector Concentration Risk — Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. Many companies in the health care sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
18.35% (2003 2nd Quarter)	–13.36% (2002 2nd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Health Care Portfolio — Class A	7.30%	5.59%
Russell 1000 Healthcare Index*#	8.49%	1.31%
Russell 1000 Index*	6.27%	4.77%
#	We believe that this index reflects more closely the market sectors in which the portfolio invests.
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP HIGH YIELD PORTFOLIO

Manager:	AXA Equitable

Sub-adviser:	Pacific Investment Management Company LLC Post Advisory Group, LLC

Key Term

•	Below Investment Grade Bonds — Bonds rated BB or lower by S&P and Ba or lower by Moody’s and pay a higher yield to compensate for their greater risk.

Investment Goal

High total return through a combination of current income and capital appreciation.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (so called “junk bonds”), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or, if unrated, are determined to be of comparable quality by the sub-adviser. The portfolio also may invest, to a limited extent, in illiquid securities.

In the event that any securities held by the portfolio fall below those ratings at the time of purchase, the portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the sub-adviser believes that such investments are considered appropriate under the circumstances.

The portfolio’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers; including issuers located in emerging markets. The portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the portfolio’s investments will be income producing.

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps and interest rate swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates. The portfolio’s sub-adviser’s may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities in order to enhance its current return and to reduce fluctuations in net asset value.

The portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers, subject to the approval of the Trust’s board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information, see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult to sell at the time and the price that the seller would like. This may result in a loss or may be more costly to the portfolio.

•	Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•	Loan Participation Risk — The portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the portfolio could be held liable as a co-lender.

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/High Yield Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance High Yield Portfolio, which transferred its assets to the EQ/High Yield Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/High Yield Portfolio and the performance shown for periods prior to that date is that of HRT Alliance High Yield Portfolio, whose inception date is January 2, 1987. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both bar chart and table below assume reinvestment of dividends and other distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until July 15, 2002. After that date, the predecessor portfolio employed multiple investment sub-advisers.

The following bar chart illustrates the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
8.05% (1997 2nd Quarter)	–11.04% (1998 3rd Quarter)

The table below shows how the average annual total returns for the one-year, five-year and ten-year periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
AXA Premier VIP High Yield Portfolio — Class A	3.26%	6.32%	5.17%
Merrill Lynch High Yield Master Cash Pay Only Index*†	2.83%	8.76%	6.80%
Credit Suisse First Boston Global High Yield Index*	2.25%	9.82%	7.13%
*	For more information on this index, see “Description of Benchmarks.”
†	Effective December 31, 2005, this index replaced the Credit Suisse First Boston Global High Yield Index as the portfolio’s benchmark because this index reflects more closely the sectors in which the portfolio invests.

AXA PREMIER VIP MID CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AXA Rosenberg Investment Management LLC TCW Investment Management Company Wellington Management Company, LLP

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell Midcap Value Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Value Index at the time of investment. The market capitalization of companies included in this index currently ranges from approximately $658 million to $16 billion.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Mid-Capitalization Risk — Risk is greater for the common stocks of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of mid-capitalization companies also may trade less frequently and in smaller volume than securities of larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
19.75% (2003 2nd Quarter)	–20.11% (2002 3rd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Mid Cap Value Portfolio — Class A	7.61%	7.02%
Russell Midcap Value Index*†	12.65%	14.83%
Russell 2500 Value Index*	7.74%	14.37%
*	For more information on this index, see the following section “Description of Benchmarks.”
†	Effective December 31, 2005, this index replaced the Russell 2500 Value Index as the portfolio’s benchmark because this index reflects more closely the sectors in which the portfolio invests.

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Firsthand Capital Management, Inc. RCM Capital Management LLC Wellington Management Company, LLP

Key Term

•	Sector Portfolio — A portfolio that invests in only a subset of the overall equity market, in this case the Technology Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. The portfolio does not limit its investment to issuers with a specific market capitalization range. While the portfolio can invest in securities of U.S. and foreign companies, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the portfolio’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the portfolio’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sector Concentration Risk — Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•	Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. Many companies in the technology sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

•	Technology Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
26.83% (2003 2nd Quarter)	–26.94% (2002 2nd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Technology Portfolio — Class A	11.54%	1.66%
Russell 1000 Technology Index*#	2.32%	-1.27%
Russell 1000 Index*	6.27%	4.77%
#	We believe that this index reflects more closely the market sectors in which the portfolio invests.
*	For more information on this index, see the following section “Description of Benchmarks.”

PORTFOLIO FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the portfolio. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the portfolio, reinvest dividends or exchange into other portfolios.

Annual Portfolio Operating Expenses

(expenses that are deducted from portfolio assets, as a percentage of average daily net assets)

	AXA Premier VIP High Yield Portfolio
	CLASS A
Management fee	0.58%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.18%
Total operating expenses	0.76%
Less fee waiver/expense reimbursement*
Net operating expenses**
	AXA Premier VIP Core Bond Portfolio	AXA Premier VIP Health Care Portfolio
	CLASS A	CLASS A
Management fee	0.60%	1.20%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.18%	0.28%
Total operating expenses	0.78%	1.48%
Less fee waiver/expense reimbursement*	(0.08)%	0.00%
Net operating expenses**	0.70%	1.48%
	AXA Premier VIP Technology Portfolio	AXA Premier VIP Mid Cap Value Portfolio
	CLASS A	CLASS A
Management fee	1.20%	1.10%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.22%	0.19%
Total operating expenses	1.42%	1.29%
Less fee waiver/expense reimbursement*	0.00%	0.00%
Net operating expenses**	1.42%	1.29%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative or other fees to limit the expenses of each portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within 3 years of the payment or waiver being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement”.
**	A portion of the brokerage commissions that the portfolio pays is used to reduce the portfolio’s expenses. Including this reduction, the Net Operating Expenses for each of the portfolio’s Class A shares (other than Core Bond Portfolio and High Yield Portfolio) for the fiscal year ended December 31, 2005 was 1.46% for Health Care Portfolio, 1.24% for Mid Cap Value Portfolio and 1.36% for Technology Portfolio.

PORTFOLIO FEES & EXPENSES (cont’d)

Example

This example is intended to help you compare the direct and indirect cost of investing in each portfolio with the cost of investing in other investment options.

The example assumes that:

•	You invest $10,000 in the portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The portfolio’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the portfolios. Actual expenses may be higher or lower than those shown. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. This example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	AXA Premier VIP Core Bond Portfolio	AXA Premier VIP Health Care Portfolio
	CLASS A	CLASS A
1 year	$72	$151
3 years	$241	$468
5 years	$425	$808
10 years	$959	$1,768

	AXA Premier VIP High Yield Portfolio	AXA Premier VIP Mid Cap Value Portfolio
	CLASS A	CLASS A
1 year	$78	$131
3 years	$243	$409
5 years	$422	$708
10 years	$942	$1,556

	AXA Premier VIP Technology Portfolio
	CLASS A
1 year	$145
3 years	$449
5 years	$776
10 years	$1,702

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The portfolios have principal investment strategies that come with inherent risks. Each portfolio’s principal risks are described in its principal risks section. The following is a list of additional risks to which each portfolio may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all the portfolios.

Credit Quality Risk.  The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately repay principal upon maturity.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s asset and income.

Derivatives Risk.  Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The value of a portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Illiquid and Restricted Securities Risk.  Illiquid securities are securities that a portfolio cannot sell on an open market. This means that a portfolio might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security’s liquidity.

Initial Public Offering (“IPO”) Risk.  A portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the portfolio will receive an allocation of shares. To the extent a portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as those portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Lending Risk.  Each portfolio may lend portfolio securities with a value of up to 33 1/3% of a portfolio’s total assets, including collateral received for securities lent. If a portfolio lends securities,

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

there is a risk that the securities will not be available to the portfolio on a timely basis, and the portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Leverage Risk.  The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

Lower-Rated Securities Risk.  Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength and tend to more greatly affected by economic downturn than issuers of higher grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. Only the Health Care Portfolio, Technology Portfolio, Core Bond Portfolio and High Yield Portfolio currently are permitted to invest more than 5% of their assets in lower rated bonds.

Market Risk.  The risk that the value of a security will move up and down, sometimes rapidly and unpredictably based upon overall economic conditions and other factors.

Multiple Sub-Adviser Risk.  Each of the portfolios employs multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the portfolio and each is responsible for investing a specific allocated portion of the portfolio’s assets. Because each sub-adviser will be managing its allocated portion of the portfolio independently from the other sub-adviser(s), the same security may be held in different portions of a portfolio, or may be acquired for one portion of a portfolio at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the portfolio. Because each sub-adviser directs the trading for its own portion of the portfolio, and does not aggregate its transactions with those of the other sub-advisers, the portfolio may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire portfolio.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns. The Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio and Technology Portfolio historically have had a high portfolio turnover.

Repurchase Agreements Risk.  A portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the portfolio might incur a loss. If the seller declares bankruptcy, a portfolio may not be able to sell the security at the desired time.

Securities Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company’s financial condition as well as overall market and economic conditions.

Short Sale Risk.  A “short sale” is the sale by a portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Unseasoned Companies Risk.  The Health Care Portfolio, Mid Cap Value Portfolio and Technology Portfolio can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a portfolio has valued certain securities at a higher price than it can sell them for.

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Additional Investment Strategies

The following is a list of additional investment strategies. Unless otherwise indicated, each investment strategy applies to all the portfolios. For further information about investment strategies, see the portfolios’ Statement of Additional Information (“SAI”).

Derivatives.  The portfolios can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, reference rate or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The portfolios may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Initial Public Offerings (“IPOs”).  Each of the portfolios that may invest in equity securities may participate in the IPO market, and a significant portion of those portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as those portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Portfolio Turnover.  The portfolios do not restrict the frequency of trading to limit expenses. The portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities Lending.  For purposes of realizing additional income, a portfolio may lend its portfolio securities with a value of up to 33 1/3% of the portfolio’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.  The portfolios may engage in short sales. A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. The portfolios generally will only engage in covered short sales. In a covered short sale, a portfolio either (1) borrows and sells securities it already owns (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

AXA Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each portfolio. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the portfolios, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring each portfolio and sub-adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the portfolios’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs due diligence reviews with each sub-adviser no less frequently than annually.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning portfolio and sub-adviser performance and portfolio operations that is used to oversee and monitor the sub-advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the portfolios. AXA Equitable may appoint, dismiss and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Trust’s board of trustees. AXA Equitable also has discretion to allocate each portfolio’s assets among the portfolio’s sub-advisers. AXA Equitable recommends sub-advisers for each portfolio to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios are not associated with any one portfolio manager, and seek to benefit from different specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers.

AXA Equitable has received an exemptive order from the Securities and Exchange Commission (“SEC”) to permit it and the board of trustees to appoint, dismiss and replace a portfolio’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the board of trustees, to appoint, dismiss and replace sub- advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected portfolio’s shareholders. AXA Rosenberg Investment Management LLC, one of the current sub-advisers, is an affiliate of AXA Equitable.

The Sub-advisers

Each portfolio’s investments are selected by two or more sub-advisers, which act independently of one another. The following describes each portfolio’s sub-advisers, portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the portfolios is available in the Trust’s SAI.

A I M Capital Management, Inc. (“AIM”) serves as a sub-adviser to AXA Premier VIP Health Care Portfolio. AIM is an indirect wholly owned subsidiary of AIM Management Group Inc. (“AIM Management”). AIM Management is a wholly owned subsidiary of AMVESCAP PLC, a publicly held company and one of the world’s largest investment services companies. As of December 31, 2005, AIM Management had approximately $128 billion in assets under management.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a sub-adviser to AXA Premier VIP Mid Cap Value Portfolio. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Investment Managers S. A., a French société anonyme and investment arm of AXA, a French insurance holding company that includes AXA Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2005, AXA Rosenberg Group had approximately $84.3 billion in assets under management.

BlackRock Advisors, Inc. (“BAI”) serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio. BAI is a wholly owned subsidiary of BlackRock, Inc., which is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2005, BAI had approximately $452 billion in assets under management.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a sub-adviser to AXA Premier VIP Technology Portfolio. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2005, Firsthand had approximately $900 million in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Pacific Investment Management Company LLC (“PIMCO”) serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio and AXA Premier VIP High Yield Portfolio. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company that is publicly traded. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management.

Post Advisory Group, LLC (“Post”) serves as a sub-adviser to AXA Premier VIP High Yield Portfolio. Post is the successor advisory entity of Post Advisory Group, Inc. Post is affiliated with Principal Global Investors, Inc. (“Principal”), a member of the Principal Financial Group. Principal owns 72% of Post and eight senior management professionals at Post own 28%. As of December 31, 2005, Post had approximately $8 billion in assets under management.

RCM Capital Management LLC (“RCM”) serves as a sub-adviser to AXA Premier VIP Health Care Portfolio and AXA Premier VIP Technology Portfolio. RCM is an indirect wholly owned subsidiary of Allianz AG, a European-based, multinational insurance and financial services holding company that is publicly traded. As of December 31, 2005, RCM had approximately $20 billion in assets under management.

TCW Investment Management Company (“TCW”) serves as a sub-adviser to AXA Premier VIP Mid Cap Value Portfolio. TCW is a wholly owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. (“SGAM”) holds a majority interest in The TCW Group, Inc. SGAM is a wholly owned subsidiary of Société Générale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2005, TCW had approximately $125 billion in assets under management or committed to management.

Wellington Management Company, LLP (“Wellington Management”) serves as a sub-adviser to AXA Premier VIP Health Care Portfolio, AXA Premier VIP Mid Cap Value Portfolio and AXA Premier VIP Technology Portfolio. Wellington Management is a limited liability partnership whose sole business is investment management. Wellington Management is owned by 95 partners, all active within the firm. As of December 31, 2005, Wellington Management had approximately $521 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Core Bond Portfolio	BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Portfolio Managers Scott M. Amero Keith T. Anderson	Scott M. Amero and Keith T. Anderson are primarily responsible for day-to-day management of the portfolio. Messrs. Anderson and Amero lead BlackRock Advisors’ Fixed Income Team, which consists of 50 portfolio managers including eight lead sector specialists in the major fixed-income sectors, as well as 28 credit research analysts and over 250 quantitative research analysts. The Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the portfolio utilizing BlackRock Advisors’ risk management analytics to regularly evaluate the composition of the portfolio.

Mr. Anderson is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since joining the firm in 1988. Mr. Amero is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since joining the firm in 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock Advisors’ team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Pacific Investment Management Company LLC 840 Newport Center Drive Suite 300 Newport Beach, CA 92660 Portfolio Management Team

Paul A. McCulley is primarily responsible for day-to-day management of the portfolio. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. McCulley is managing director, generalist portfolio manager, member of the investment committee and head of PIMCO’s Short-Term Desk. Mr. McCulley joined the firm in 1999.

William H. Gross is managing director and chief investment officer and was a founding partner of PIMCO in 1971.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Health Care Portfolio	A I M Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046 Portfolio Manager Derek M. Taner	Derek M. Taner, Portfolio Manager, has been responsible for the portfolio since 2005 and has been associated with AIM and/or its affiliates as an investment professional since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.

	RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Manager Michael Dauchot	Dr. Michael Dauchot re-joined RCM in 2005 as Senior Analyst and Lead Portfolio Manager. From 2004 to October 2005, he was a Principal and Healthcare Analyst at Pequot Capital Management. From 1999 to 2004, he served as a Senior Analyst and Sector Fund Manager on the Healthcare team at RCM.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers Robert L. Deresiewicz Ann C. Gallo Jean M. Hynes Kirk J. Mayer Joseph H. Schwartz

Robert L. Deresiewicz, Ann C. Gallo, Jean M. Hynes, Kirk J. Mayer and Joseph H. Schwartz are primarily responsible for day-to-day management of the portfolio.

Mr. Deresiewicz, a Vice President of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the portfolio since 2004.

Ms. Gallo, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the portfolio since its inception.

Ms. Hynes, a Senior Vice President of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the portfolio since its inception.

Mr. Mayer, a Vice President of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the portfolio since its inception.

Mr. Schwartz, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the portfolio since its inception.

AXA Premier VIP High Yield Portfolio	Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660 Portfolio Manager Raymond G. Kennedy	Raymond G. Kennedy is primarily responsible for the day-to-day management of the portfolio. Mr. Kennedy is a managing director, portfolio manager and senior member of PIMCO’s investment strategy group that manages high yield funds and oversees bank loan trading and collateralized debt obligations. Mr. Kennedy joined the firm in 1996 and has had portfolio management responsibilities since that time.

	Post Advisory Group, LLC 11755 Wilshire Boulevard Suite 1400 Los Angeles, CA 90025 Portfolio Managers Larry Post Allan Schweitzer	Larry Post and Allan Schweitzer are primarily responsible for the day-to-day management of the portfolio. Mr. Post, Chief Executive Officer and Chief Investment Officer of Post since August 2000 and January 2004, respectively, has overall responsibility for the portfolio and investment process. Mr. Schweitzer, a Managing Director-Investment Management of Post, joined Post in 2000 and has held his current position since that time.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Mid Cap Value Portfolio	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563 Portfolio Engineer William E. Ricks

Investment decisions arise from AXA Rosenberg’s automatic expert system processing which combines proprietary software programs and comprehensive databases to replicate the decisions financial experts might make in a perfect world. A team of personnel employed by AXA Rosenberg is jointly responsible for monitoring the recommendations for all accounts that are generated by the investment model and for the day-to-day operations of the accounts.

Dr. Ricks is primarily responsible for the day-to-day management of the portfolio and is the Chief Executive Officer and Chief Investment Officer of AXA Rosenberg. Dr. Ricks has held these positions since 1998. He joined AXA Rosenberg’s predecessor in 1989. He is responsible for overseeing the implementation of AXA Rosenberg’s investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the various aspects of AXA Rosenberg’s investment process, including trading, operations, portfolio engineering, and portfolio construction.

TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017 Portfolio Managers Nicholas F. Galluccio Susan I. Suvall

Nicholas F. Galluccio and Susan I. Suvall are primarily responsible for the day-to-day management of the portfolio.

Mr. Galluccio has been a Managing Director of TCW since 1997 and joined TCW in 1982.

Ms. Suvall has been a Managing Director of TCW since 1998 and joined TCW in 1985.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Manager James N. Mordy	James N. Mordy is primarily responsible for day-to-day management of the portfolio. Mr. Mordy, a Senior Vice President of Wellington Management, has served as Portfolio Manager of the portfolio since 2002. Mr. Mordy joined Wellington Management in 1985 as an investment professional.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Technology Portfolio	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113 Portfolio Manager Kevin M. Landis	Kevin M. Landis is primarily responsible for day-to-day management of the portfolio. Mr. Landis has been the Chief Investment Officer, Chief Executive Officer and Portfolio Manager of Firsthand for the past five years. Mr. Landis co-founded the firm in 1993.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Huachen Chen Walter C. Price

Huachen Chen and Walter C. Price are primarily responsible for day-to-day management of the portfolio.

Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager and has been associated with RCM as an investment professional since 1994.

Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. He joined RCM in 1974 as a Senior Securities Analyst.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers John F. Averill Bruce L. Glazer Anita M. Killian Vikram Murthy Scott E. Simpson Eric Stromquist

John F. Averill, Bruce L. Glazer, Anita M. Killian, Vikram Murthy, Scott E. Simpson and Eric Stromquist are primarily responsible for day-to-day management of the portfolio.

Mr. Averill, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Glazer, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the portfolio since 2003.

Ms. Killian, a Vice President of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Murthy, a Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Murthy has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Simpson, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Stromquist, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the portfolio since 2003.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Management Fees

Each portfolio pays a fee to AXA Equitable for management services. For the fiscal year ended December 31, 2005, the Mid Cap Value Portfolio paid a management fee at an annual rate of 1.10% of the average daily net assets of the portfolio. The Technology Portfolio and Health Care Portfolio each paid a management fee at an annual rate of 1.20% of the average daily net assets of the portfolio. The Core Bond Portfolio and High Yield Portfolio each paid a management fee at an annual rate of 0.58% of the average daily net assets of the portfolio.

A discussion of the basis for the decision by the Trust’s board of trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the sub-advisers is available in the Trust’s Annual Report to Shareholders dated December 31, 2005, except with respect to the investment advisory agreement with Post Advisory Group, LLC with regard to the High Yield Portfolio which is available in the Trust’s Semi-Annual Report to Shareholders dated June 30, 2005.

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

AXA Equitable also provides administrative services to the Trust including coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each portfolio pays AXA Equitable a fee at an annual rate of 0.15% of the portfolio’s total average net assets plus $35,000 per portfolio and an additional $35,000 for each portion of the portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style).

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Expense Limitation Agreement

In the interest of limiting until April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) the expenses of each portfolio (except High Yield Portfolio), the Manager has entered into an expense limitation agreement with the Trust with respect to the portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administration and other fees and to assume other expenses so that the total annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each portfolio’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to 0.70% for the Core Bond Portfolio, 1.60% for the Health Care Portfolio and Technology Portfolio and 1.35% for the Mid Cap Value Portfolio.

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waivers being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the portfolio will be charged such lower expenses.

Legal Proceedings

A I M Capital Management, Inc.

On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM’s independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.

Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the AIM funds’ Statement of Additional Information.

As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

Pacific Investment Management Company LLC

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

$3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including the PIMCO Funds, Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series), and various Trustees, have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and Funds of the PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz Funds and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

PIMCO has learned that, on April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by Allianz Global Investors Fund Management LLC and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with Allianz Global Investors Fund Management in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the PIMCO Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

If the West Virginia Complaint were to result in a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

It is possible that these matters and/or other developments resulting from these matters could result in increased PIMCO Fund redemptions or other adverse consequences to the PIMCO Funds. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the PIMCO Funds or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the PIMCO Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

RCM Capital Management LLC

Since February, 2004, RCM Capital Management LLC (“RCM”), in its capacity as a sub-adviser to the Allianz Funds, has been named as a defendant in the 14 “market timing” and “revenue sharing” lawsuits described in the section entitled Pacific Investment Management Company LLC above. Recently, the plaintiffs voluntarily dismissed RCM from the ten “market timing” lawsuits, which had been consolidated in the U.S. District Court for the District of Maryland. RCM remains a named defendant in the four lawsuits concerning “revenue sharing” which have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Allianz Funds during specified periods or as derivative actions on behalf of the Allianz Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PIMCO, AGI, PEA and/or AGID, they and their affiliates (including RCM as one of the Allianz Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI, PIMCO and certain of their affiliates (including RCM) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against AGIF, PEA or AGID, then the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, RCM believes that these matters are not likely to have a material adverse effect on the Portfolio or on RCM’s ability to perform its investment advisory services relating to the Portfolio.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are material.

PORTFOLIO SERVICES

Buying and Selling Shares

Each portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. These portfolios are not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities, the securities of small- and mid-capitalization companies (e.g., Mid Cap Value Portfolio) or high-yield securities (e.g., High Yield Portfolio) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive. (or potentially disruptive) to the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated

PORTFOLIO SERVICES (cont’d)

telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. The Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value	=	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

PORTFOLIO SERVICES (cont’d)

•	A portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a portfolio’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•	Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Investment Company Securities — shares of open-end mutual funds held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Trust’s board of trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition on the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

Dividends and Other Distributions

The portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Core Bond Portfolio normally pays income dividends monthly, and its net realized gains, if any, annually. Dividends and other distributions by a portfolio are automatically reinvested at net asset value in shares of that portfolio.

Tax Consequences

Each portfolio is treated as a separate corporation, and intends to qualify or continue to qualify to be treated as a regulated investment company, for federal tax purposes. A portfolio will be so treated if it meets specified federal income tax rules, including its requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company is not taxed at the entity (portfolio) level to the extent it passes through its income and gains to its shareholders by making distributions. Although the Trust

PORTFOLIO SERVICES (cont’d)

intends that each portfolio will be operated to have no federal tax liability, if any portfolio does have any federal tax liability, that would hurt its investment performance. Also, any portfolio that invests in foreign securities or holds (and certain other requirements) foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each portfolio to maintain its regulated investment company status (and certain other requirements) because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance and annuity contracts. If a portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and as the administrator for the Trust, therefore carefully monitors the portfolios’ compliance with all of the regulated investment company rules and variable insurance and annuity contract investment diversification rules.

Contract owners seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, affiliates of AXA Equitable, the Co-distributors. The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the portfolios’ Class B shares. Under the plan, Class B shares are charged an annual fee to compensate each of the Co-distributors for promoting, selling and servicing shares of the portfolios. The annual fee is equal to 0.25% of each portfolio’s average daily net assets. Because these distribution fees are paid out of the portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost you more than paying other types of charges.

The Co-distributors may receive payments from certain sub-advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the sub-advisers’ respective portfolios. These sales meetings or seminar sponsorships may provide the sub-advisers with increased access to persons involved in the distribution of the Contracts. The Co-distributors also may receive other marketing support from the sub-advisers in connection with the distribution of the Contracts.

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a portfolio’s shareholders of profits earned from selling securities in that portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a portfolio on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

DESCRIPTION OF BENCHMARKS

Each portfolio’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Russell 3000 Index

Composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000 Index

Contains 1,000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell Midcap Value Index

Contains the bottom 800 companies in the Russell 1000 Index with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and lower forecasted growth values than the Growth universe.

Russell 2000 Index

Contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and lower forecasted growth values than the Growth universe.

Russell 1000 Technology Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme. This sector includes securities in the following industries: computer hardware, computer software, communications technology, electrical & electronics, semiconductors, and scientific equipment & suppliers. The index is market value weighted.

Russell 1000 Healthcare Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed healthcare companies by the Russell sector classification scheme.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, taxable municipal securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $200 million in par value outstanding, rated Baa3 or better by Moody’s, and rated BBB- or better by S&P (and if neither is available for CMBS, then Fitch is used) have a fixed coupon rate, and be U.S. dollar denominated.

Credit Suisse First Boston Global High Yield Index

Is an unmanaged trader priced index that mirrors the public high-yield debt market.

Merrill Lynch High Yield Master Cash Pay Corporate Index

Is an unmanaged index that tracks the performance of below investment grade US dollar denominated corporate bonds publicly issued in the US domestic market.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Trust’s Class A and Class B shares for each of the portfolios. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the portfolio’s operations). The information below has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2005 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

AXA Premier VIP Core Bond Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.43	$10.42	$10.37	$10.00

Income (loss) from investment operations:
Net investment income	0.36	0.24	0.24	0.34
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.16)	0.18	0.18	0.48

Total from investment operations	0.20	0.42	0.42	0.82

Less distributions:
Dividends from net investment income	(0.38)	(0.26)	(0.25)	(0.32)
Distributions from realized gains	—	(0.15)	(0.12)	(0.13)

Total dividends and distributions	(0.38)	(0.41)	(0.37)	(0.45)

Net asset value, end of year	$10.25	$10.43	$10.42	$10.37

Total return	2.00%	4.13%	4.10%	8.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,237,241	$944,330	$431,203	$4,614
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly	0.70%	0.70%	0.70%	0.70%
Before waivers and fees paid indirectly	0.78%	0.80%	0.86%	1.01%
Ratio of net investment income to average net assets:
After waivers	3.51%	2.38%	2.23%	3.28%
After waivers and fees paid indirectly	3.51%	2.38%	2.23%	3.28%
Before waivers and fees paid indirectly	3.43%	2.28%	2.07%	2.97%
Portfolio turnover rate	654%	767%	633%	536%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.02	$0.03

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Core Bond Portfolio (continued)

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.42	$10.41	$10.37	$10.00

Income (loss) from investment operations:
Net investment income	0.34	0.22	0.20	0.31
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.16)	0.18	0.19	0.49

Total from investment operations	0.18	0.40	0.39	0.80

Less distributions:
Dividends from net investment income	(0.36)	(0.24)	(0.23)	(0.30)
Distributions from realized gains	—	(0.15)	(0.12)	(0.13)

Total dividends and distributions	(0.36)	(0.39)	(0.35)	(0.43)

Net asset value, end of year	$10.24	$10.42	$10.41	$10.37

Total return	1.74%	3.87%	3.74%	8.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$806,356	$781,977	$666,007	$345,589
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.95%	0.95%	0.95%	0.95%
Before waivers and fees paid indirectly	1.03%	1.05%	1.11%	1.26%
Ratio of net investment income to average net assets:
After waivers	3.26%	2.13%	1.98%	3.03%
After waivers and fees paid indirectly	3.26%	2.13%	1.98%	3.03%
Before waivers and fees paid indirectly	3.18%	2.03%	1.82%	2.72%
Portfolio turnover rate	654%	767%	633%	536%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.02	$0.03

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Health Care Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003(a)	2002(a)
Net asset value, beginning of year	$10.78	$10.22	$8.02	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.05)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.81	1.28	2.35	(1.92)

Total from investment operations	0.76	1.23	2.29	(1.98)

Less distributions:
Distributions from net realized gains	(0.56)	(0.67)	(0.09)	—

Net asset value, end of year	$10.98	$10.78	$10.22	$8.02

Total return	7.30%	12.32%	28.59%	(19.80)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,347	$10,588	$6,376	$2,506
Ratio of expenses to average net assets:
After waivers and reimbursements	1.48%	1.60%	1.60%	1.60%
After waivers, reimbursements and fees paid indirectly	1.46%	1.56%	1.59%	1.57%
Before waivers, reimbursements and fees paid indirectly	1.48%	1.60%	1.68%	2.34%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.46)%	(0.59)%	(0.69)%	(0.73)%
After waivers, reimbursements and fees paid indirectly	(0.44)%	(0.55)%	(0.68)%	(0.70)%
Before waivers, reimbursements and fees paid indirectly	(0.46)%	(0.59)%	(0.77)%	(1.47)%
Portfolio turnover rate	109%	127%	108%	91%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.01	$0.06

	Class B
	Year Ended December 31,
	2005(a)	2004	2003(a)	2002(a)
Net asset value, beginning of year	$10.70	$10.17	$8.01	$10.00

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.07)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.79	1.27	2.33	(1.91)

Total from investment operations	0.72	1.20	2.25	(1.99)

Less distributions:
Distributions from net realized gains	(0.56)	(0.67)	(0.09)	—

Net asset value, end of year	$10.86	$10.70	$10.17	$8.01

Total return	6.98%	12.09%	28.12%	(19.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$334,012	$270,570	$167,416	$49,826
Ratio of expenses to average net assets:
After waivers and reimbursements	1.73%	1.85%	1.85%	1.85%
After waivers, reimbursements and fees paid indirectly	1.71%	1.81%	1.84%	1.82%
Before waivers, reimbursements and fees paid indirectly	1.73%	1.85%	1.93%	2.59%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.71)%	(0.84)%	(0.94)%	(0.98)%
After waivers, reimbursements and fees paid indirectly	(0.69)%	(0.80)%	(0.93)%	(0.95)%
Before waivers, reimbursements and fees paid indirectly	(0.71)%	(0.84)%	(1.02)%	(1.72)%
Portfolio turnover rate	109%	127%	108%	91%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.01	$0.06

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP High Yield Portfolio(b)

	Class A
	Year Ended December 31,
	2005(a)	2004(a)	2003(a)	2002(a)	2001(a)
Net asset value, beginning of year	$5.75	$5.63	$4.82	$5.46	$6.00

Income (loss) from investment operations:
Net investment income	0.41	0.42	0.42	0.48	0.63
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.23)	0.09	0.69	(0.63)	(0.58)

Total from investment operations	0.18	0.51	1.11	(0.15)	0.05

Less distributions:
Dividends from net investment income	(0.46)	(0.39)	(0.30)	(0.49)	(0.59)

Net asset value, end of year	$5.47	$5.75	$5.63	$4.82	$5.46

Total return	3.26%	9.02%	22.97%	(2.72)%	0.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$770,374	$974,088	$784,005	$234,361	$254,910
Ratio of expenses to average net assets	0.76%	0.76%	0.75%	0.69%	0.67%
Ratio of net investment income to average net assets	7.08%	7.20%	7.67%	9.21%	10.15%
Portfolio turnover rate	116%	78%	66%	141%	88%

	Class B
	Year Ended December 31,
	2005(a)	2004(a)	2003(a)	2002(a)	2001(a)
Net asset value, beginning of year	$5.71	$5.59	$4.79	$5.43	$5.97

Income (loss) from investment operations:
Net investment income	0.39	0.40	0.40	0.47	0.58
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.21)	0.09	0.68	(0.63)	(0.54)

Total from investment operations	0.18	0.49	1.08	(0.16)	0.04

Less distributions:
Dividends from net investment income	(0.45)	(0.37)	(0.28)	(0.48)	(0.58)

Net asset value, end of year	$5.44	$5.71	$5.59	$4.79	$5.43

Total return	3.13%	8.75%	22.54%	(2.96)%	0.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,043,950	$1,029,570	$823,114	$330,804	$285,484
Ratio of expenses to average net assets	1.01%	1.01%	1.00%	0.94%	0.92%
Ratio of net investment income to average net assets	6.83%	6.95%	7.42%	8.96%	9.97%
Portfolio turnover rate	116%	78%	66%	141%	88%

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Mid Cap Value Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$11.48	$10.50	$7.49	$10.00

Income (loss) from investment operations:
Net investment income	0.01	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.83	1.60	3.06	(2.52)

Total from investment operations	0.84	1.61	3.07	(2.51)

Less distributions:
Distributions from realized gains	(2.58)	(0.63)	(0.06)	—

Net asset value, end of year	$9.74	$11.48	$10.50	$7.49

Total return	7.61%	15.47%	40.94%	(25.10)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$319,455	$842,150	$546,951	$2,981
Ratio of expenses to average net assets:
After waivers and reimbursements	1.29%	1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.24%	1.29%	1.27%	1.21%
Before waivers, reimbursements and fees paid indirectly	1.29%	1.35%	1.41%	1.93%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.04%	0.02%	0.01%	0.03%
After waivers, reimbursements and fees paid indirectly	0.09%	0.08%	0.09%	0.17%
Before waivers, reimbursements and fees paid indirectly	0.04%	0.02%	(0.05)%	(0.55)%
Portfolio turnover rate	58%	61%	63%	88%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$0.01	$0.05

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$11.39	$10.45	$7.47	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.82	1.59	3.05	(2.52)

Total from investment operations	0.80	1.57	3.04	(2.53)

Less distributions:
Distributions from realized gains	(2.58)	(0.63)	(0.06)	—

Net asset value, end of year	$9.61	$11.39	$10.45	$7.47

Total return	7.29%	15.16%	40.64%	(25.30)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$510,799	$498,370	$321,345	$93,565
Ratio of expenses to average net assets:
After waivers and reimbursements	1.54%	1.60%	1.60%	1.60%
After waivers, reimbursements and fees paid indirectly	1.49%	1.54%	1.52%	1.46%
Before waivers, reimbursements and fees paid indirectly	1.54%	1.60%	1.66%	2.18%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.21)%	(0.23)%	(0.24)%	(0.22)%
After waivers, reimbursements and fees paid indirectly	(0.16)%	(0.17)%	(0.16)%	(0.08)%
Before waivers, reimbursements and fees paid indirectly	(0.21)%	(0.23)%	(0.30)%	(0.80)%
Portfolio turnover rate	58%	61%	63%	88%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.01	$0.05

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Technology Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.26	$8.87	$5.76	$10.00

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.05)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.16	0.50	3.38	(4.16)

Total from investment operations	1.08	0.45	3.33	(4.24)

Less distributions:
Distributions from realized gains	—	(0.06)	(0.22)	—

Net asset value, end of year	$10.34	$9.26	$8.87	$5.76

Total return	11.54%	5.25%	58.24%	(42.50)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,263	$25,939	$9,303	$1,597
Ratio of expenses to average net assets:
After waivers and reimbursements	1.42%	1.60%	1.60%	1.60%
After waivers, reimbursements and fees paid indirectly	1.36%	1.50%	1.45%	1.48%
Before waivers, reimbursements and fees paid indirectly	1.42%	1.60%	2.03%	3.52%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.91)%	(0.80)%	(1.35)%	(1.29)%
After waivers, reimbursements and fees paid indirectly	(0.85)%	(0.70)%	(1.20)%	(1.17)%
Before waivers, reimbursements and fees paid indirectly	(0.91)%	(0.80)%	(1.78)%	(3.21)%
Portfolio turnover rate	148%	160%	169%	154%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.02	$0.13

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.19	$8.82	$5.74	$10.00

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.14	0.49	3.36	(4.17)

Total from investment operations	1.04	0.43	3.30	(4.26)

Less distributions:
Distributions from realized gains	—	(0.06)	(0.22)	—

Net asset value, end of year	$10.23	$9.19	$8.82	$5.74

Total return	11.20%	5.05%	57.64%	(42.60)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$507,474	$486,608	$113,251	$21,937
Ratio of expenses to average net assets:
After waivers and reimbursements	1.67%	1.85%	1.85%	1.85%
After waivers, reimbursements and fees paid indirectly	1.61%	1.75%	1.70%	1.73%
Before waivers, reimbursements and fees paid indirectly	1.67%	1.85%	2.28%	3.77%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(1.16)%	(1.05)%	(1.60)%	(1.54)%
After waivers, reimbursements and fees paid indirectly	(1.10)%	(0.95)%	(1.45)%	(1.42)%
Before waivers, reimbursements and fees paid indirectly	(1.16)%	(1.05)%	(2.03)%	(3.46)%
Portfolio turnover rate	148%	160%	169%	154%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.02	$0.13

FINANCIAL HIGHLIGHTS (cont’d)

(a)	Net investment income and capital changes are based on average shares outstanding.
(b)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/High Yield Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2001 through August 14, 2003 is that of the predecessor EQ/High Yield Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/High Yield Portfolio from January 1, 2003 through August 14, 2003.

If you would like more information about the portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Includes more information about the portfolios’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of a portfolio’s SAI and/or Annual and Semi-Annual Report, contact your financial professional, or the portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Room,

100 F Street N.E

Washington, D.C. 20549.

AXA Premier VIP Trust

AXA Premier VIP Core Bond Portfolio

AXA Premier VIP Health Care Portfolio

AXA Premier VIP High Yield Portfolio

AXA Premier VIP Mid Cap Value Portfolio

AXA Premier VIP Technology Portfolio

(Investment Company Act File No. 811-10509)

© 2006 AXA Premier VIP Trust